CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 22, 2005, in the Registration Statement on Amendment No. 1 to Form S-1 (File No. 333-127830) and related Prospectus of Passave Inc. dated September 26, 2005

                                                /s/ KOST FORER GABBAY & KASIERER

Tel-Aviv, Israel                                  KOST FORER GABBAY & KASIERER
September 26, 2005                              A Member of Ernst & Young Global